UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square SSI Alternative Income Fund

(Class I: PSCIX)
(Class A: PSCAX)

ANNUAL REPORT
March 31, 2014

Palmer Square SSI Alternative Income Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Supplemental Information	32
Expense Example	35

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square SSI Alternative Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund

March 2014

The Palmer Square SSI Alternative Income Fund (the "Fund") returned 1.65%, for Class I Shares, for the twelve month period from 04/01/2013 through 03/31/2014 outperforming its benchmark the 3-Month Treasury Bill (which increased 0.05%). During that same period, we are pleased to report that the Fund's volatility (as defined by standard deviation) was 1.74% and beta to the S&P 500 was -0.03. Recent performance versus the Fund's benchmark is listed below:

Performance Analysis as of 03/31/2014

	March	Q1 2014	6 Months	1 Year	Since Inception Annualized	Standard Deviation	Beta
PSCIX	0.10%	1.08%	1.26%	1.65%	3.16%	1.80%	-0.04
PSCAX	0.10%	0.98%	1.10%	1.31%	2.95%	1.83%	-0.04
Maximum Sales Load (A Share)	-5.68%	-4.81%	-4.68%	-4.50%	-0.29%
Citigroup 3-month T-Bill Index	0.00%	0.01%	0.02%	0.05%	0.06%

All data is measured from 5/25/2012, the inception of Palmer Square SSI Alternative Income Fund. Please see disclosure.

The inception date of the Palmer Square SSI Alternative Income Fund is 5/25/2012. This investment strategy has been managed by SSI since 1995 utilizing a consistent process and philosophy substantially similar to the Alternative Income Fund. Please see the Fund's prospectus for additional detail regard the performance history of this strategy.

Class I shares - Annual Expense Ratio: Gross 2.57% / Net 2.45%. Ratio after fee waiver and/or expense reimbursement (less 0.96% excluded expenses): 1.49%; Class A shares - Annual Expense Ratio: Gross 2.82% / Net 2.70%. Ratio after fee waiver and/or expense reimbursement (less 0.96% excluded expenses): 1.74%. This expense agreement is effective until July 31, 2014 and is subject thereafter to annual re-approval of the agreement by the advisor, the sub-advisor, and the Trust's Board of Trustees.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033. The performance data for the Class A share reflects payment of the 5.75% maximum sales charge at the beginning of the stated periods.

Please find below key details about the Fund's portfolio holdings and sector allocations:

Exhibit 1 - Portfolio Characteristics
Key Strategy Attributes	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Number of Positions	103	112	117	116
Average Hedge Ratio*	71%	73%	72%	70%
Average Conversion Premium*	36.0%	26.0%	24.1%	28.2%
Median Issue Size	$290M	$288M	$275M	$250M
Average Percentage Below Theoretical (Fair) Value*	2.36%	2.55%	2.26%	2.46%

Exhibit 2 - Sector Allocation (%)
Key Strategy Attributes	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Financials	26%	22%	23%	19%
Information Technology	16%	20%	22%	23%
Health Care	11%	14%	13%	12%
Energy	9%	10%	12%	12%
Consumer Discretionary	16%	13%	11%	12%
Industrials	10%	9%	8%	10%
Materials	6%	6%	7%	7%
Consumer Staples	3%	3%	4%	6%
Telecommunication Services	2%	2%	0%	0%

*	See ‘Notes’ for term definitions. Portfolio composition will change due to ongoing management of the Fund. Sector references should not be construed as recommendations by the Fund, its Advisor.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Market Viewpoint / Outlook

The economic environment over the past twelve months has been very unique, with the equity market experiencing its highest return since 1995. The S&P 500 was up 21.86% over that same twelve month time period. Macro factors still weighed on the market at times with a variety of events having an impact. A review of the past 12 months by quarter will provide a useful look at how the environment has changed. The second quarter of 2013 was characterized by sharply rising interest rates and widening corporate credit spreads. The primary catalyst was a concern that the Fed would begin tapering the "quantitative easing" program that brought interest rates to artificially low levels. As a result, 10-Year Treasury yields rose from 1.85% at the end of the first quarter to 2.49% on June 28, an increase of 64 basis points (1 basis point equals 0.01%). Corporate credit spreads also widened, with the spreads between Treasuries and high yield bonds widening approximately 60 basis points during the quarter. This resulted in losses for virtually all fixed income related investments.

Speculation on the Federal Reserve taper was again the primary focus of investors during the third quarter of 2013. The uncertainty resulted in continued interest rate volatility. When the Fed surprised the market by not tapering in mid-September, volatility increased again but this time to the downside. For the quarter, the 10 Year Treasury moved up only 13 basis points to 2.61%, while reaching a high of 3.00% in early September. Equity markets continued an impressive run in Q3 with gains of 5.25% for the S&P 500 Index. Global equity markets broadly were strong as well. Economic data out of the US, Europe, and China fueled optimism that a synchronized global expansion is a possibility. Credit markets remained robust with spreads narrowing during the quarter. Credit spreads had widened in August but to a much lesser degree than during the market sell-off in June. Corporate bond issuance continued at a record pace.

Although there was still much attention during Q4 2013 surrounding Fed "tapering" and "normalization", the inevitable rise in interest rates could also be attributed to a strengthening economy. Economic health continued to strengthen with global PMI's (Purchasing Manager Index) increasing each month through the quarter, and employment and manufacturing data improving.

Concerns about the tapering of the Fed's "quantitative easing" program calmed down in Q1 2014, and it appears that until we see some combination of stronger growth and rising inflation, longer term Treasury yields will be relatively stable. Equity markets finished the quarter with small positive gains, but were slightly swayed due to unusual weather in the Northeast and parts of the Midwest. Also, uncertainty in the equity markets was fueled by macro events such as Russia invading the Ukraine, China's growth slowing down, and Janet Yellen making her first comments as the Fed Chairperson. The change in leadership at the Fed has long been a question for the markets. Many felt the Federal Reserve could become less accommodative as the new central bankers determine the best course of action to deal with the liquidity in the system. The Fed's message took a decided change in tone with Yellen's first comments as Fed Chairperson. Tapering should continue by another $10 billion which was the consensus view in the market. Yellen also indicated the Fed would not only look at the unemployment rate but also a variety of other economic indicators. Market consensus was that the unemployment rate would be the key metric to determine the Fed's actions. The change seems to create more uncertainty in the market as investors continue to read the tea leaves to determine the Fed's direction. Chairperson Yellen also indicated that the first rate hike could occur 6 months after the end of quantitative easing. This last piece of information is what seemed to shock the markets as investors tried to adjust from a period of low rates to that of a higher rate environment sooner than they expected. Yellen appeared to backtrack from this statement a couple of weeks after making it but the damage was apparently already done as the markets sold off at the end of March.

Looking forward, we believe the Fund is well positioned for the current market environment. Convertible valuations have held pretty steady in 2014 thus far, thanks to stable interest rates and corporate credits, while equity volatility has created a number of opportunities in the convertible market.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Performance Review

The Palmer Square SSI Alternative Income Fund (the"Fund") returned 1.65%, for Class I Shares, over the past 12 months outperforming its benchmark, the 3 Month Treasury bill, which increased 0.05%. During the same period we are pleased to report that the Fund's volatility (as defined by standard deviation) was 1.74% and beta to the S&P 500 was -0.03. The Average Conversion Premium for the Fund is up 4.1% from the end of 2013, while the number of positions has remained very stable increasing to 116 positions.

We are pleased with the risk adjusted returns for the Fund over the past 12 months. The Fund was able to manage an ever changing environment as discussed above in the Outlook section. The rising equity market created a difficult operating environment in that the underlying equities went up faster than the convertible bonds. While this balances out over time, a strong bull market is not a desirable environment for the Fund. As the equity market sold off to start 2014, the Fund took advantage to buy convertible securities that were previously too deep in the money or too expensive. We will look to continue to take advantage of market selloffs to purchase positions. In a rising rate environment, the Fund looks to generate positive returns due to the strategy's low effective duration. We believe the Fund is best described as "interest rate resistant" and we expect that it will continue to perform well in an environment with rising interest rates, a situation many analysts anticipate in the near future. In the case of a sell-off in the market, especially a situation not driven by fundamental names deteriorating, we believe there is a great opportunity to invest in convertible bonds trading at a discount to intrinsic value, and to continue deploying cash into more attractive convertible bonds that will benefit the portfolio.

We continue to see good return potential from a combination of income, valuation convergence, and equity volatility, and remain fairly fully invested. We look forward to having the opportunity to continue reporting on the Fund's development in 2014.

Thank you for your continued trust, support, and confidence in our team.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes

Average Conversion Premium - The average amount by which the price of a convertible security exceeds the current market value of the common stock into which it may be converted.

Average Hedge Ratio - The average of a ratio of the value of the proportion of a position that is hedged to the value of the entire position. A hedge ratio shows how exposed an investment is to risk.

Average Percentage Below Theoretical (Fair) Value - The average percentage below the calculated price at which a security should sell.

Beta - Describes an investment's volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be 'the equity market' and it has a beta of 1.0.

Citigroup 3-Month T-Bill Index - This index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Indexes consist of the last three three-month Treasury bill issues. It is not possible to invest directly in an index.

S&P 500 - An unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. It is not possible to invest directly in an index.

Static Portfolio Income - A constant or fixed portion of income derived from investments, dividends, interest and capital gains.

Duration - A measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management's services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Palmer Square Capital Management LLC ("Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www. adviserinfo.sec. gov). Please read the disclosure statement carefully before you invest or send money.

Past performance does not guarantee future results. Funds seeking absolute return are not designed to outperform stocks and bonds in strong markets. Asset allocation decisions may not always be correct and may adversely affect Fund performance.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on a convertible security's investment value. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. The use of leverage can magnify the changes in the Fund's value and make the fund more volatile. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is actively managed and may experience high turnover. This may cause higher fees, expenses and taxes, which could detract from Fund performance. The Fund is new and has a limited history of operations.

These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund
FUND PERFORMANCE at March 31, 2014 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Citigroup 3-Month T-Bill Index.  Results include the reinvestment of all dividends and capital gains.

The Citigroup 3-Month T-Bill Index measures monthly return equivalents of yield averages that are not marked to market.  This index does not reflect expenses, fees or sales charge, which would lower performance.   The index is unmanaged and not available for investment.

Average Annual Total Returns as of March 31, 2014	1 Year	Since Inception*
Before deducting maximum sales charge
Class A¹	1.31%	2.95%
Class I²	1.65%	3.16%
After deducting maximum sales charge
Class A¹	-4.50%	-0.29%
Citigroup 3-Month T-Bill Index	0.05%	0.06%

*	Class A shares and Class I shares commenced operations on 5/25/2012.
1	Maximum sales charge for Class A shares is 5.75%. No deferred sales charge will be imposed on any purchases.
2	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and Net Expense Ratios for Class A shares are 2.82% and 2.70% respectively, and for Class I shares are 2.57% and 2.45% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Advisor and Sub-Advisor’s contractual agreement to waive their fees and/or pay for expenses is in effect until July 31, 2014.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2014

Principal Amount		Value
	CORPORATE BONDS – 66.8%
	BASIC MATERIALS – 3.7%
$3,466,000	B2Gold Corp. (Canada) 3.250%, 10/1/20181, 2, 3, 4	$3,641,484
2,649,000	Horsehead Holding Corp. 3.800%, 7/1/20172, 4	3,455,289
4,953,000	Sterlite Industries India Ltd. (India) 4.000%, 10/30/20141, 2, 4	4,983,956
4,681,000	Stillwater Mining Co. 1.750%, 10/15/20322, 5	6,126,259
		18,206,988
	COMMUNICATIONS – 11.0%
4,158,000	Blucora, Inc. 4.250%, 4/1/20192, 3, 5	4,708,935
3,593,000	Ciena Corp. 4.000%, 12/15/20202, 4	5,102,060
4,878,000	Ctrip.com International Ltd. (Cayman Islands) 1.250%, 10/15/20181, 2, 3	4,859,708
1,348,000	Equinix, Inc. 3.000%, 10/15/20142	2,224,200
3,028,000	HomeAway, Inc. 0.125%, 4/1/20192, 3	3,084,775
4,464,000	Qihoo 360 Technology Co., Ltd. (Cayman Islands) 2.500%, 9/15/20181, 2, 3, 4	5,281,470
2,643,000	SINA Corp. (Cayman Islands) 1.000%, 12/1/20181, 2, 3, 4	2,525,717
2,306,000	SouFun Holdings Ltd. (Cayman Islands) 2.000%, 12/15/20181, 2, 3, 4	2,248,350
5,547,000	VeriSign, Inc. 3.250%, 8/15/20372	9,173,351
4,077,000	Vipshop Holdings Ltd. (Cayman Islands) 1.500%, 3/15/20191, 2, 4	4,158,540
4,697,000	WebMD Health Corp. 1.500%, 12/1/20202, 3, 4	4,785,069
1,733,000	Yahoo!, Inc. 0.000%, 12/1/20182, 3, 4	1,769,826
4,685,000	Yandex N.V. (Netherlands) 1.125%, 12/15/20181, 2, 3	4,359,978
		54,281,979
	CONSUMER, CYCLICAL – 9.9%
1,489,000	Callaway Golf Co. 3.750%, 8/15/20192, 4, 5	2,126,478

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER, CYCLICAL (Continued)
$3,536,000	Iconix Brand Group, Inc. 2.500%, 6/1/20162, 4	$4,820,010
1,621,000	KB Home 1.375%, 2/1/20192, 4, 5	1,673,683
2,964,000	Lennar Corp. 2.750%, 12/15/20202, 3, 5	5,424,120
2,598,000	Meritage Homes Corp. 1.875%, 9/15/20322, 5	2,761,999
3,992,000	Meritor, Inc. 7.875%, 3/1/20262, 5	6,112,750
	Navistar International Corp.
2,715,000	4.500%, 10/15/20182, 3	2,667,487
2,015,000	4.750%, 4/15/20192, 3, 4	2,021,297
2,602,000	Ryland Group, Inc. 1.625%, 5/15/20182, 4	3,714,355
2,372,000	Standard Pacific Corp. 1.250%, 8/1/20322, 4, 5	2,953,140
7,707,000	Tesla Motors, Inc. 1.250%, 3/1/20212, 4	7,013,370
2,619,000	WESCO International, Inc. 6.000%, 9/15/20292, 5	7,784,977
		49,073,666
	CONSUMER, NON-CYCLICAL – 10.4%
1,830,000	Albany Molecular Research, Inc. 2.250%, 11/15/20182, 3, 4	2,486,513
1,312,000	AMAG Pharmaceuticals, Inc. 2.500%, 2/15/20192	1,329,220
2,830,000	Ascent Capital Group, Inc. 4.000%, 7/15/20202, 4	2,833,538
819,000	CBIZ, Inc. 4.875%, 10/1/20152, 3	1,093,365
2,481,000	Chiquita Brands International, Inc. 4.250%, 8/15/20162	2,536,823
2,037,000	Cubist Pharmaceuticals, Inc. 2.500%, 11/1/20172	5,209,627
893,000	Illumina, Inc. 0.250%, 3/15/20162, 3	1,624,706
	Incyte Corp. Ltd.
404,000	4.750%, 10/1/20152	2,458,088
2,460,000	1.250%, 11/15/20202, 3, 4	3,164,175
1,297,000	Jarden Corp. 1.125%, 3/15/20342, 3	1,294,568

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$3,789,000	Medicines Co. 1.375%, 6/1/20172	$4,629,684
1,738,000	Omnicare, Inc. 3.750%, 12/15/20252	3,949,605
2,268,000	PHH Corp. 6.000%, 6/15/20172	4,907,385
1,446,000	ServiceSource International, Inc. 1.500%, 8/1/20182, 3, 4	1,365,566
2,470,000	Spectrum Pharmaceuticals, Inc. 2.750%, 12/15/20182, 3	2,463,825
2,616,000	Theravance, Inc. 2.125%, 1/15/20232, 4	3,384,450
1,970,000	Vector Group Ltd. 2.500%, 1/15/20192, 6	2,708,809
3,049,000	Wright Medical Group, Inc. 2.000%, 8/15/20172, 4	4,159,979
		51,599,926
	ENERGY – 5.5%
1,805,000	Alon USA Energy, Inc. 3.000%, 9/15/20182, 3	2,178,409
1,654,000	BPZ Resources, Inc. 8.500%, 10/1/20172, 4	1,908,303
1,224,000	Cobalt International Energy, Inc. 2.625%, 12/1/20192, 4	1,154,385
2,637,000	Emerald Oil, Inc. 2.000%, 4/1/20192, 3, 4	2,735,888
2,095,000	Green Plains Renewable Energy, Inc. 3.250%, 10/1/20182, 3, 4	3,273,437
1,859,000	JinkoSolar Holding Co., Ltd. (Cayman Islands) 4.000%, 2/1/20191, 2, 3	1,687,043
4,547,000	Newpark Resources, Inc. 4.000%, 10/1/20172	5,831,527
4,993,000	SolarCity Corp. 2.750%, 11/1/20182, 4	6,459,694
1,784,000	Vantage Drilling Co. (Cayman Islands) 5.500%, 7/15/20431, 2, 3, 4, 5	1,874,315
		27,103,001
	FINANCIAL – 8.6%
1,985,000	American Residential Properties OP LP 3.250%, 11/15/20182, 3, 4	2,115,266

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIAL (Continued)
$1,012,000	AmTrust Financial Services, Inc. 5.500%, 12/15/20212, 4	$1,485,110
664,000	DFC Global Corp. 3.250%, 4/15/20172	569,380
	Encore Capital Group, Inc.
5,472,000	3.000%, 7/1/20202, 3, 4	6,364,620
691,000	2.875%, 3/15/20212, 3	683,226
5,501,000	Forest City Enterprises, Inc. 4.250%, 8/15/20182, 4	6,167,996
2,753,000	Forestar Group, Inc. 3.750%, 3/1/20202, 4	2,950,872
1,851,000	Jefferies Group LLC 3.875%, 11/1/20292, 5	1,977,099
1,245,000	Meadowbrook Insurance Group, Inc. 5.000%, 3/15/20202	1,192,088
4,634,000	MGIC Investment Corp. 9.000%, 4/1/20632, 3	5,662,169
3,902,000	Portfolio Recovery Associates, Inc. 3.000%, 8/1/20202, 3, 4	4,648,257
2,952,000	Radian Group, Inc. 2.250%, 3/1/20192	4,525,785
4,680,000	Walter Investment Management Corp. 4.500%, 11/1/20192, 4	4,440,150
		42,782,018
	INDUSTRIAL – 6.0%
1,409,000	Aegean Marine Petroleum Network, Inc. (Marshall Islands) 4.000%, 11/1/20181, 2, 4	1,418,687
5,670,000	Cemex S.A.B. de C.V. (Mexico) 3.750%, 3/15/20181, 2	8,125,819
1,009,000	Fluidigm Corp. 2.750%, 2/1/20342, 5	1,153,413
8,575,000	General Cable Corp. 4.500%, 11/15/20292, 4, 6	8,639,312
1,410,000	Layne Christensen Co. 4.250%, 11/15/20182, 3, 4	1,473,450
2,218,000	TTM Technologies, Inc. 1.750%, 12/15/20202	2,467,525
2,595,000	UTi Worldwide, Inc. (Virgin Islands (British)) 4.500%, 3/1/20191, 2, 3, 4	2,776,650
2,738,000	Vishay Intertechnology, Inc. 2.250%, 6/1/20422, 3, 4	3,662,075
		29,716,931

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY – 10.9%
$1,063,000	Allscripts Healthcare Solutions, Inc. 1.250%, 7/1/20202, 3, 4	$1,316,791
3,086,000	Bottomline Technologies (de), Inc. 1.500%, 12/1/20172, 4	4,048,446
1,601,000	Cadence Design Systems, Inc. 2.625%, 6/1/20152	3,315,071
2,136,000	Cornerstone OnDemand, Inc. 1.500%, 7/1/20182, 3	2,445,720
1,659,000	GT Advanced Technologies, Inc. 3.000%, 12/15/20202, 4	2,688,617
1,570,000	Medidata Solutions, Inc. 1.000%, 8/1/20182, 3, 4	1,922,269
4,508,000	Microchip Technology, Inc. 2.125%, 12/15/20372	8,384,880
2,672,000	Novellus Systems, Inc. 2.625%, 5/15/20412, 4	4,574,130
1,715,000	Proofpoint, Inc. 1.250%, 12/15/20182, 3, 4	2,019,413
3,114,000	SanDisk Corp. 1.500%, 8/15/20172, 4	5,136,154
3,202,000	ServiceNow, Inc. 0.000%, 11/1/20182, 3, 4	3,446,153
3,316,000	Spansion LLC 2.000%, 9/1/20202, 3, 4	4,661,052
4,885,000	SunEdison, Inc. 2.750%, 1/1/20212, 3	7,263,384
1,914,000	Take-Two Interactive Software, Inc. 1.750%, 12/1/20162, 4	2,522,891
		53,744,971
	UTILITIES – 0.8%
79,476	CenterPoint Energy, Inc. 3.719%, 9/15/20292, 5, 6	4,202,293

	TOTAL CORPORATE BONDS (Cost $305,045,160)	330,711,773

Number of Shares
PREFERRED STOCKS – 22.2%
BASIC MATERIALS – 0.7%
142,900	ArcelorMittal (Luxembourg) 6.000%, 1/15/20161, 2	3,458,623

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	COMMUNICATIONS – 0.3%
12,958	Iridium Communications, Inc. 7.000%, 12/31/20492, 3, 4	$1,336,294

	CONSUMER, CYCLICAL – 0.5%
51,861	Continental Airlines Finance Trust II 6.000%, 11/15/20302, 4, 5	2,618,980

	CONSUMER, NON-CYCLICAL – 6.5%
16,058	Alere, Inc. 3.000%, 12/31/20492	4,524,342
74,090	Bunge Ltd. (Bermuda) 4.875%, 12/31/20491, 2	7,835,017
3,888	HealthSouth Corp. 6.500%, 12/31/20492	5,069,952
38,934	Omnicare Capital Trust II 4.000%, 6/15/20332, 5	2,864,082
34,863	Post Holdings, Inc. 3.750%, 12/31/20492, 3	4,440,152
5,970	Universal Corp. 6.750%, 12/31/20492, 5	7,587,124
		32,320,669
	ENERGY – 6.7%
7,126	Chesapeake Energy Corp. 5.750%, 12/31/20492, 3, 4	8,003,389
26,039	Energy XXI Bermuda Ltd. (Bermuda) 5.625%, 12/31/20491, 2	7,071,216
53,318	Goodrich Petroleum Corp. 5.375%, 12/31/20492	2,271,016
20,825	Penn Virginia Corp. 6.000%, 12/31/20492	6,156,390
	Sanchez Energy Corp.
84,642	4.875%, 12/31/20492	6,337,570
8,813	6.500%, 12/31/20492, 3, 4	672,961
27,627	SandRidge Energy, Inc. 7.000%, 12/31/20492, 4	2,788,600
		33,301,142
	FINANCIAL – 7.5%
183,658	Alexandria Real Estate Equities, Inc. 7.000%, 12/31/20492	4,987,453
82,963	AMG Capital Trust II 5.150%, 10/15/20372, 4	5,335,558

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	FINANCIAL (Continued)
2,399	Bank of America Corp. 7.250%, 12/31/20492	$2,751,953
110,011	Health Care REIT, Inc. 6.500%, 12/31/20492	6,139,989
99,237	iStar Financial, Inc. 4.500%, 12/31/20492, 5	6,400,786
29,256	KeyCorp 7.750%, 12/31/20492	3,805,109
2,040	OFG Bancorp (Puerto Rico) 8.750%, 12/31/20491, 2	3,264,510
3,330	Wintrust Financial Corp. 5.000%, 12/31/20492	4,306,939
		36,992,297
	TOTAL PREFERRED STOCKS (Cost $91,309,554)	110,028,005

	TOTAL INVESTMENTS – 89.0% (Cost $396,354,714)	440,739,778
	Other Assets in Excess of Liabilities – 11.0%	54,541,521

	TOTAL NET ASSETS – 100.0%	$495,281,299

	SECURITIES SOLD SHORT – (51.9)%
	COMMON STOCKS – (51.9)%
	BASIC MATERIALS – (2.2)%
(150,813)	ArcelorMittal (Luxembourg)1	(2,435,630)
(538,766)	B2Gold Corp. (Canada)*, 1	(1,449,281)
(132,925)	Horsehead Holding Corp.*	(2,235,798)
(8,985)	Sesa Sterlite Ltd. - ADR (India)1	(111,594)
(297,340)	Stillwater Mining Co.*	(4,403,605)
		(10,635,908)
	COMMUNICATIONS – (6.4)%
(130,539)	Blucora, Inc.*	(2,570,313)
(114,554)	Ciena Corp.*	(2,604,958)
(29,269)	Ctrip.com International Ltd. - ADR (China)*, 1	(1,475,743)
(14,020)	Equinix, Inc.*	(2,591,457)
(35,260)	HomeAway, Inc.*	(1,328,244)
(110,326)	Iridium Communications, Inc.*	(828,548)
(24,151)	Qihoo 360 Technology Co., Ltd. - ADR (China)*, 1	(2,404,957)
(9,192)	SINA Corp. (China)*, 1	(555,289)
(12,964)	SouFun Holdings Ltd. - ADR (China)1	(886,997)
(5,212)	Time Warner Cable, Inc.	(714,982)
(20,768)	Time Warner, Inc.	(1,356,774)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
(142,757)	VeriSign, Inc.*	$(7,696,030)
(11,311)	Vipshop Holdings Ltd. - ADR (China)*, 1	(1,688,732)
(66,698)	WebMD Health Corp.*	(2,761,297)
(15,380)	Yahoo!, Inc.*	(552,142)
(54,659)	Yandex N.V. - Class A (Netherlands)*, 1	(1,650,155)
		(31,666,618)
	CONSUMER, CYCLICAL – (6.2)%
(168,728)	Callaway Golf Co.	(1,724,400)
(91,998)	Iconix Brand Group, Inc.*	(3,612,762)
(31,984)	KB Home	(543,408)
(118,493)	Lennar Corp. - Class A	(4,694,693)
(24,616)	Meritage Homes Corp.*	(1,030,918)
(227,624)	Meritor, Inc.*	(2,788,394)
(40,038)	Navistar International Corp.*	(1,356,087)
(63,365)	Ryland Group, Inc.	(2,530,164)
(188,462)	Standard Pacific Corp.*	(1,566,119)
(12,267)	Tesla Motors, Inc.*	(2,557,056)
(21,562)	United Continental Holdings, Inc.*	(962,312)
(88,007)	WESCO International, Inc.*	(7,323,943)
		(30,690,256)
	CONSUMER, NON-CYCLICAL – (11.0)%
(93,674)	Albany Molecular Research, Inc.*	(1,741,400)
(69,526)	Alere, Inc.*	(2,388,218)
(31,488)	AMAG Pharmaceuticals, Inc.*	(609,293)
(19,274)	Ascent Capital Group, Inc. - Class A*	(1,456,151)
(45,864)	Bunge Ltd.1	(3,646,646)
(86,953)	CBIZ, Inc.*	(796,489)
(21,748)	Chiquita Brands International, Inc.*	(270,762)
(63,333)	Cubist Pharmaceuticals, Inc.*	(4,632,809)
(72,594)	HealthSouth Corp.	(2,608,302)
(9,395)	Illumina, Inc.*	(1,396,661)
(82,338)	Incyte Corp. Ltd.*	(4,406,730)
(12,645)	Jarden Corp.*	(756,550)
(94,926)	Medicines Co.*	(2,697,797)
(103,673)	Omnicare, Inc.	(6,186,168)
(154,971)	PHH Corp.*	(4,004,451)
(63,690)	Post Holdings, Inc.*	(3,510,593)
(40,148)	ServiceSource International, Inc.*	(338,849)
(146,902)	Spectrum Pharmaceuticals, Inc.*	(1,151,712)
(79,115)	Theravance, Inc.*	(2,447,818)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
(91,066)	Universal Corp.	$(5,089,679)
(67,085)	Vector Group Ltd.	(1,445,011)
(92,286)	Wright Medical Group, Inc.*	(2,867,326)
		(54,449,415)
	DIVERSIFIED – 0.0%
(6,496)	Leucadia National Corp.	(181,888)

	ENERGY – (7.1)%
(91,899)	Alon USA Energy, Inc.	(1,372,971)
(247,099)	BPZ Resources, Inc.*	(785,775)
(164,787)	Chesapeake Energy Corp.	(4,221,843)
(18,878)	Cobalt International Energy, Inc.*	(345,845)
(130,498)	Emerald Oil, Inc.*	(876,947)
(158,398)	Energy XXI Bermuda Ltd. (Bermuda)1	(3,733,441)
(55,021)	Goodrich Petroleum Corp.*	(870,432)
(80,393)	Green Plains Renewable Energy, Inc.	(2,408,574)
(21,997)	JinkoSolar Holding Co., Ltd. - ADR (China)*, 1	(614,816)
(298,249)	Newpark Resources, Inc.*	(3,414,951)
(322,424)	Penn Virginia Corp.*	(5,639,196)
(175,575)	Sanchez Energy Corp.*	(5,202,287)
(276,000)	SandRidge Energy, Inc.*	(1,694,640)
(56,678)	SolarCity Corp.*	(3,549,176)
(373,535)	Vantage Drilling Co.*, 1	(638,745)
		(35,369,639)
	FINANCIAL – (7.4)%
(7,258)	Affiliated Managers Group, Inc.*	(1,451,963)
(22,500)	Alexandria Real Estate Equities, Inc. - REIT	(1,632,600)
(59,211)	American Residential Properties, Inc. - REIT*	(1,064,614)
(35,728)	AmTrust Financial Services, Inc.	(1,343,730)
(2,151)	Bank of America Corp.	(36,997)
(9,360)	DFC Global Corp.*	(82,649)
(104,315)	Encore Capital Group, Inc.*	(4,767,195)
(102,481)	Forest City Enterprises, Inc. - Class A*	(1,957,387)
(84,145)	Forestar Group, Inc.*	(1,497,781)
(60,743)	Health Care REIT, Inc. - REIT	(3,620,283)
(334,251)	iStar Financial, Inc. - REIT*	(4,933,545)
(30,753)	KeyCorp	(437,923)
(93,457)	Meadowbrook Insurance Group, Inc.	(544,854)
(75,739)	MGIC Investment Corp.*	(645,296)
(149,446)	OFG Bancorp (Puerto Rico)1	(2,568,977)
(39,800)	Portfolio Recovery Associates, Inc.*	(2,302,828)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
(218,955)	Radian Group, Inc.	$(3,290,894)
(43,779)	Walter Investment Management Corp.*	(1,305,927)
(66,718)	Wintrust Financial Corp.	(3,246,498)
		(36,731,941)
	INDUSTRIAL – (3.7)%
(59,392)	Aegean Marine Petroleum Network, Inc. (Greece)1	(585,605)
(448,366)	Cemex S.A.B. de C.V. - ADR (Mexico)*, 1	(5,662,862)
(12,611)	Fluidigm Corp.*	(555,767)
(198,647)	General Cable Corp.	(5,087,350)
(39,932)	Layne Christensen Co.*	(726,363)
(164,948)	TTM Technologies, Inc.*	(1,393,811)
(104,841)	UTi Worldwide, Inc.1	(1,110,266)
(199,449)	Vishay Intertechnology, Inc.	(2,967,801)
		(18,089,825)
	TECHNOLOGY – (7.9)%
(45,145)	Allscripts Healthcare Solutions, Inc.*	(813,964)
(76,919)	Bottomline Technologies (de), Inc.*	(2,703,703)
(205,725)	Cadence Design Systems, Inc.*	(3,196,967)
(26,753)	Cornerstone OnDemand, Inc.*	(1,280,666)
(117,017)	GT Advanced Technologies, Inc.*	(1,995,140)
(68,478)	Lam Research Corp.*	(3,766,290)
(18,383)	Medidata Solutions, Inc.*	(998,932)
(160,323)	Microchip Technology, Inc.	(7,657,026)
(31,169)	Proofpoint, Inc.*	(1,155,747)
(49,557)	SanDisk Corp.	(4,023,533)
(27,323)	ServiceNow, Inc.*	(1,637,194)
(188,748)	Spansion, Inc. - Class A*	(3,287,990)
(277,206)	SunEdison, Inc.*	(5,222,561)
(66,770)	Take-Two Interactive Software, Inc.*	(1,464,266)
		(39,203,979)
	TOTAL SECURITIES SOLD SHORT (Proceeds $225,559,008)	$(257,019,469)

ADR – American Depository Receipt
LP – Limited Partnership
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	Convertible security.

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2014

3
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

4	All or a portion of this security is segregated as collateral for securities sold short.
5	Callable.
6	Variable, floating or step rate security.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
SUMMARY OF INVESTMENTS
As of March 31, 2014

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Communications	11.0%
Technology	10.9%
Consumer, Non-cyclical	10.4%
Consumer, Cyclical	9.9%
Financial	8.6%
Industrial	6.0%
Energy	5.5%
Basic Materials	3.7%
Utilities	0.8%
Total Corporate Bonds	66.8%
Preferred Stocks
Financial	7.5%
Energy	6.7%
Consumer, Non-cyclical	6.5%
Basic Materials	0.7%
Consumer, Cyclical	0.5%
Communications	0.3%
Total Preferred Stocks	22.2%
Total Investments	89.0%
Other Assets in Excess of Liabilities	11.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2014

Assets:
Investments, at value (cost $396,354,714)	$440,739,778
Cash	37,659,339
Cash deposited with broker for securities sold short	275,253,289
Receivables:
Investment securities sold	5,790,809
Fund shares sold	716,858
Dividends and interest	2,743,488
Prepaid expenses	40,260
Total assets	762,943,821

Liabilities:
Securities sold short, at value (proceeds $225,559,008)	257,019,469
Payables:
Investment securities purchased	9,725,965
Fund shares redeemed	174,089
Subadvisory fees	385,398
Advisory fees	148,168
Dividends on securities sold short	49,787
Shareholder servicing fees (Note 6)	47,816
Administration fees	39,261
Auditing fees	16,448
Fund accounting fees	9,776
Custody fees	7,965
Distribution fees - Class A (Note 7)	6,514
Transfer agent fees and expenses	2,448
Chief Compliance Officer fees	1,202
Trustees' fees and expenses	285
Accrued other expenses	27,931
Total liabilities	267,662,522

Net Assets	$495,281,299

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$484,004,720
Accumulated net investment income	1,297,191
Accumulated net realized loss on investments and securities sold short	(2,945,215)
Net unrealized appreciation (depreciation) on:
Investments	44,385,064
Securities sold short	(31,460,461)
Net Assets	$495,281,299

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$32,298,540
Shares outstanding	3,137,580
Redemption price	10.29
Maximum sales charge (5.75% of offering price)*	0.63
Maximum offering price to public	$10.92

Class I Shares:
Net assets applicable to shares outstanding	$462,982,759
Shares outstanding	44,952,806
Redemption price	$10.30

*	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $9,415)	$4,215,319
Interest (net of foreign withholding taxes of $275)	8,120,986
Total investment income	12,336,305

Expenses:
Subadvisory fees	3,307,360
Dividends on securities sold short	1,313,184
Advisory fees	1,218,501
Interest expense	714,081
Administration fees	253,511
Fund accounting fees	113,444
Shareholder servicing fees (Note 6)	88,455
Distribution fees - Class A (Note 7)	68,290
Transfer agent fees and expenses	62,477
Registration fees	49,982
Miscellaneous	37,339
Custody fees	20,499
Auditing fees	16,002
Offering cost	11,405
Shareholder reporting fees	10,432
Legal fees	10,001
Chief Compliance Officer fees	8,001
Trustees' fees and expenses	7,501
Insurance fees	1,204

Total expenses	7,311,669
Advisory fees recovered	59,715
Net expenses	7,371,384
Net investment income	4,964,921

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short:
Net realized gain (loss) on:
Investments	24,286,378
Securities sold short	(24,750,055)
Net realized loss	(463,677)
Net change in unrealized appreciation/depreciation on:
Investments	11,899,813
Securities sold short	(10,177,553)
Net change in unrealized appreciation/depreciation	1,722,260
Net realized and unrealized gain on investments and securities sold short	1,258,583

Net Increase in Net Assets from Operations	$6,223,504

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2014	For the Period May 25, 2012* through March 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4,964,921	$440,593
Net realized gain (loss) on investments and securities sold short	(463,677)	1,350,354
Net change in unrealized appreciation/depreciation on investments
and securities sold short	1,722,260	5,964,707
Net increase in net assets resulting from operations	6,223,504	7,755,654

Distributions to Shareholders:
From net investment income:
Class A	(230,499)	(10,197)
Class I	(3,050,687)	(186,059)
From net realized gain:
Class A	(309,011)	(52,835)
Class I	(3,669,223)	(670,223)
Total distributions to shareholders	(7,259,420)	(919,314)

Capital Transactions:
Net proceeds from shares sold:
Class A	28,957,480	20,988,191
Class I	263,403,527	61,595,262
Class I capital issued in connection with reorganization of private fund (Note 1)	-	159,793,680
Reinvestment of distributions:
Class A	432,995	39,808
Class I	5,956,110	835,544
Cost of shares redeemed:
Class A	(17,532,579)	(636,830)
Class I	(29,224,366)	(5,127,947)
Net increase in net assets from capital transactions	251,993,167	237,487,708

Total increase in net assets	250,957,251	244,324,048

Net Assets:
Beginning of period	244,324,048	-
End of period	$495,281,299	$244,324,048

Accumulated net investment income (loss)	$1,297,191	$(155,073)

Capital Share Transactions:
Shares sold:
Class A	2,809,040	2,049,461
Class I	25,651,454	6,007,717
Class I shares issued in connection with reorganization of private fund (Note 1)	-	15,979,368
Reinvestment of distributions:
Class A	42,286	3,895
Class I	581,677	81,836
Shares redeemed:
Class A	(1,705,206)	(61,896)
Class I	(2,849,367)	(499,879)
Net increase in capital share transactions	24,529,884	23,560,502

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2014

Increase in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$6,223,504
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(358,587,037)
Proceeds from sale of investment securities	183,706,898
Proceeds from short sale	214,251,250
Closed short transactions	(119,487,019)
Increase in cash deposited with broker for securites sold short	(141,420,382)
Increase in dividends and interest receivables	(979,692)
Increase in receivables for investment securities sold	(3,829,395)
Decrease in other assets	1,703
Increase in payables for investment securities purchased	7,553,522
Decrease in payables for dividends on securities sold short	(145)
Increase in Advisory and Subadvisory fees	289,479
Increase in accrued expenses	14,352
Decrease in amortization	(2,619,114)
Net realized loss on investments and securities sold short	463,677
Net change in unrealized appreciation/depreciation on investments and
securities sold short	(1,722,260)
Net cash used for operating activities	(216,140,659)

Cash flows provided by financing activities:
Proceeds from sale of shares	292,120,424
Redemption of shares	(46,582,856)
Dividends paid to shareholders, net of reinvestments	(870,315)
Net cash provided by financing activities	244,667,253

Net Increase in Cash	28,526,594

Cash:
Beginning balance	9,132,745
Ending balance	$37,659,339

Non cash financing activities not included herein consist of $6,389,105 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2014	For the Period May 25, 2012* through March 31, 2013
Net asset value, beginning of period	$10.37	$10.00
Income from Investment Operations:
Net investment income1	0.12	-	2
Net realized and unrealized gain on investments	0.01	0.42
Total from investment operations	0.13	0.42

Less Distributions:
From net investment income	(0.10)	(0.01)
From net realized gain	(0.11)	(0.04)
Total distributions	(0.21)	(0.05)

Net asset value, end of period	$10.29	$10.37

Total return3	1.31%	4.17%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,298	$20,642

Ratio of expenses before fees waived/recovered including interest expense, dividends on
securities sold short and shareholder servicing fees to average net assets	2.33%	2.82%	5
Ratio of expenses after fees waived/recovered including interest expense, dividends on
securities sold short and shareholder servicing fees to average net assets	2.35%	2.70%	5
Ratio of expenses after fees waived/recovered excluding interest expense, dividends on
securities sold short and shareholder servicing fees to average net assets	1.74%	1.74%	5
Ratio of net investment income after fees waived/recovered including interest expense,
dividends on securities sold short and shareholder servicing fees to average net assets	1.20%	0.04%	5
Portfolio turnover rate	60%	47%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor.  Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2014	For the Period May 25, 2012* through March 31, 2013
Net asset value, beginning of period	$10.37	$10.00
Income from Investment Operations:
Net investment income1	0.15	0.03
Net realized and unrealized gain on investments	0.02	0.39
Total from investment operations	0.17	0.42

Less Distributions:
From net investment income	(0.13)	(0.01)
From net realized gain	(0.11)	(0.04)
Total distributions	(0.24)	(0.05)

Net asset value, end of period	$10.30	$10.37

Total return2	1.65%	4.21%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$462,983	$223,682

Ratio of expenses before fees waived/recovered including interest expense, dividends on
securities sold short and shareholder servicing fees to average net assets	2.08%	2.57%	4
Ratio of expenses after fees waived/recovered including interest expense, dividends on
securities sold short and shareholder servicing fees to average net assets	2.10%	2.45%	4
Ratio of expenses after fees waived/recovered excluding interest expense, dividends on
securities sold short and shareholder servicing fees to average net assets	1.49%	1.49%	4
Ratio of net investment income after fees waived/recovered including interest expense,
dividends on securities sold short and shareholder servicing fees to average net assets	1.45%	0.29%	4
Portfolio turnover rate	60%	47%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2014

Note 1 – Organization
Palmer Square SSI Alternative Income Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek income and absolute return.  The Fund commenced investment operations on May 25, 2012, with two classes of shares, Class A and Class I.

The Fund commenced operations on May 25, 2012, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund’s advisor and a $159,793,680 transfer of Class I shares of the Fund in exchange for the net assets of the SSI Hedged Convertible Income Fund, L.P., a California limited partnership (the “Partnership”).  This exchange was nontaxable, whereby the Fund issued 15,979,368 shares for the net assets of the Partnership on May 29, 2012.  Cash and the investment portfolio of the Partnership with a fair value of $130,118,269 on long securities and $69,056,585 on short sales (identified cost of investment transferred were $122,651,515 on long securities and $67,457,372 on short sales) were the primary assets received by the Fund.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2014

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrues during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(c) Preferred Stocks
Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $75,685, which were amortized over a one-year period from May 25, 2012 (commencement of operations).

In conjunction with the use of short sales the Fund may be required to maintain collateral in various forms.  At March 31, 2014, such collateral is denoted in the Fund’s Schedule of Investments.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2014

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.35% of the Fund’s average daily net assets.  The Trust, on behalf of the Fund, has also entered into a Sub-Advisory Agreement with SSI Investment Management, Inc. (the “Sub-Advisor”). Under the terms of the Sub-Advisory Agreement, the Fund pays a monthly investment advisory fee to the Sub-Advisor at the annual rate of 0.95% of the Fund’s average daily net assets.   The Fund’s Advisor and Sub-Advisor have contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any shareholder servicing plan fees, taxes, leverage interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N1-A, expenses incurred in connection with any merger or reorganization, and extraordinary expense such as litigation) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively.  The expense limitation agreement has been structured so that the Advisor will first be required to waive an amount up to its entire management fee (0.35%) before the Sub-Advisor will be required to waive its fee or absorb Fund operating expenses that exceed the amount of the Advisor’s fee.  This agreement is effective until July 31, 2014 and is subject thereafter to annual re-approval of the agreement by the Advisor, Sub-Advisor, and the Trust’s Board of Trustees.  This agreement may be terminated with the consent of the Trust’s Board of Trustees.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2014

For the year ended March 31, 2014, the Advisor recovered $59,715 of its advisory fees and the Sub-Advisor waived none of its sub-advisory fees.  The Advisor and Sub-Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor and Sub-Advisor are permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At March 31, 2014, the amount of these potentially recoverable expenses was $137,872.  The Advisor may recapture all or a portion of this amount no later than May 31, 2016.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  JP Morgan Chase Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended March 31, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2014 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2014, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$396,479,740

Gross unrealized appreciation	$58,675,167
Gross unrealized depreciation	(14,415,129)

Net appreciation on investments	$44,260,038

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(309,405)	$(231,471)	$540,876

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2014

As of March 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,297,191
Undistributed long-term capital gains	2,865,866
Tax accumulated earnings	4,163,057

Accumulated capital and other losses	-
Net unrealized appreciation on investments	44,260,038
Net unrealized depreciation on securities sold short	(37,146,516)
Total accumulated earnings	$11,276,579

The tax character of distributions paid during the fiscal year ended March 31, 2014 and fiscal period ended March 31, 2013 were as follows:

Distributions paid from:	2014	2013
Ordinary income	$3,281,186	$196,256
Net long-term capital gains	3,978,234	723,058
Total distributions paid	$7,259,420	$919,314

Note 5 – Investment Transactions
For the year ended March 31, 2014, purchases and sales of investments, excluding short-term investments, were $358,587,334 and $183,706,898, respectively.   Securities sold short and short securities covered were $214,251,250 and $119,487,019, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended March 31, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended March 31, 2014, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2014

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of March 31, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Corporate Bonds*	$-	$330,711,773	$-	$330,711,773
Preferred Stocks*	-	110,028,005	-	110,028,005
Total Assets	$-	$440,739,778	$-	$440,739,778

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2014

Liabilities
Securities Sold Short
Common Stocks*	$257,019,469	$-	$-	$257,019,469
Total Liabilities	$257,019,469	$-	$-	$257,019,469

*
All corporate bonds and preferred stocks held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities.  For a detailed break-out by major industry classification, please refer to the Schedule of Investments

**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 -- Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Palmer Square SSI Alternative Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2014, and the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period May 25, 2012 (commencement of operations) to March 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square SSI Alternative Income Fund as of March 31, 2014, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and the period May 25, 2012 to March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2014

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended March 31, 2014, 100% of dividends to be paid from net investment income from the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended March 31, 2014, 100% of the dividends to be paid from net investment income from the Fund, is designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gains Designation
Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the Fund hereby designates $3,978,234 as long term capital gains distributed during the year ended March 31, 2014.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033 or on the Fund’s website at www.palmersquarefunds.com.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	70	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	70	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	70	None

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	70	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	70	Investment Managers Series Trust II, a registered investment company
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Palmer Square SSI Alternative Income Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 10/1/13 to 3/31/14.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period* 10/1/13 – 3/31/14
Class A	Actual Performance*	$1,000.00	$1,011.00	$11.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.29	11.72
Class I	Actual Performance*	1,000.00	1,012.60	10.48
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.52	10.49

*
Expenses are equal to the Fund’s annualized expense ratio of 2.33% and 2.09% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).  The expense ratios reflect a recovery of previously waived fees.  Assumes all dividends and distributions were reinvested.

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Palmer Square SSI Alternative Income Fund
a series of the Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, Texas 75254

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square SSI Alternative Income Fund – Class I	PSCIX	461418 246
Palmer Square SSI Alternative Income Fund – Class A	PSCAX	461418 253

Privacy Principles of the Palmer Square SSI Alternative Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square SSI Alternative Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (866) 933-9033.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square SSI Alternative Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2014	FYE 3/31/2013
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2014	FYE 3/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2014	FYE 3/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	6/6/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	6/6/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/6/2014